UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

Commission File No. 001-12392

NDCHealth Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	58-0977458
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

NDC Plaza, Atlanta, Georgia	30329-2010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 728-2000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On March 21, 2005, NDCHealth Corporation (“NDCHealth” or the “Company”) announced financial and operating results and filed its Quarterly Report Form 10-Q for its second quarter ended November 26, 2004. The company also completed the previously announced restatements of its financial statements for fiscal years 2002 through 2004 and the first quarter of fiscal 2005 and filed amended Forms 10-K/A and 10-Q/A covering these periods. The full text of the press release is attached as exhibit 99.1.

The information in this Current Report on Form 8-K, including exhibits 99.2 through 99.8 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, unless expressly set forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

This Current Report on Form 8-K may include “forward-looking” statements (rather than historical facts) within the meaning of the federal securities laws that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Forward-looking statements are only predictions and are not guarantees of performance, and include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend,” or similar expressions. These statements include, among others, statements regarding our expected business outlook, anticipated financial and operating results, our business strategy and means to implement the strategy, our objectives, the amount and timing of future capital expenditures, the likelihood of our success in developing and introducing new products and expanding our business, the timing of the introduction of new and modified products or services, financing plans, working capital needs and sources of liquidity.

These forward-looking statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information. Important risks and assumptions relating to the forward-looking statements include, without limitation: (1) our ability to expand in new and existing markets; (2) demand for our products and services; (3) the cost of product development; (4) the timely completion, market demand and acceptance of our new pharmacy and information products; (5) competitive forces; (6) gains in market share; (7) industry conditions affecting our customers; (8) expected pricing levels; (9) expected growth of revenue and net income; (10) the timing and cost of planned capital expenditures; (11) the availability of capital to invest in business growth and expansion; (12) the timing of recognition of certain revenue; (13) access to data from suppliers; (14) the potential for information or network services interruptions; (15) adequate protection of proprietary technology; (16) unanticipated changes in accounting rules and/or interpretations; (17) complex state and federal regulations and their impact on the demand for information products or availability of certain data; (18) outcomes and cost of pending litigation and/or the pending SEC investigation; (19) expected synergies relating to acquisitions, joint ventures and strategic alliances; (20) expected proceeds from the disposition of certain assets; (21) our ability to maintain compliance with certain restrictive debt covenants; (22) our substantial indebtedness, which could adversely affect our financial condition, results of operations and liquidity; (23) actions that were or may be taken by credit rating agencies; and (24) our ability to comply with Sarbanes-Oxley. Many of these risk factors and assumptions are beyond our ability to control or predict, and are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements included in later filings with the SEC.

We believe our forward-looking statements contained herein are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on our current assumptions and expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release dated March 21, 2005.

99.2	EPS Reconciliation.

99.3	EBITDA Reconciliation.

99.4	Free Cash Flow Reconciliation.

99.5	Segment Margin Analysis.

99.6	Segment Margin Analysis FY02-FY04.

99.7	Network Services and Systems Revenue by Customer Group.

99.8	Network Services and Systems Revenue by Customer Group FY02-FY04.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHealth Corporation
(Registrant)

By:	/s/ James W. FitzGibbons
James W. FitzGibbons
Vice President and Chief Accounting Officer

Date: March 21, 2005